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BlackRock Funds (the "Registrant"): iShares Developed Real Estate Index Fund,
iShares Russell Mid-Cap Index Fund, iShares MSCI Asia ex Japan Index Fund, iShares MSCI Developed World Index Fund, iShares Russell Small/Mid-Cap Index Fund, iShares Total U.S. Stock Market Index Fund, iShares Edge MSCI Multifactor USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund, iShares Edge MSCI Min Vol USA Index Fund and iShares Edge MSCI Min Vol EAFE Index Fund (each, a "Fund")

77Q1(a):

Copies of any material amendments to the Registrant's charter or by-laws

Attached please find as an exhibit to Sub-Item 77Q1(a) of Form N-SAR, a copy of the Registrant's Certification of Classification of Shares with respect to each Fund filed with the Commonwealth of Massachusetts.

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                                                                EXHIBIT 77Q1(A)

                              BLACKROCK FUNDS/SM/

                       (A MASSACHUSETTS BUSINESS TRUST)

                   CERTIFICATION OF CLASSIFICATION OF SHARES

   The undersigned, Secretary of the BlackRock Funds/SM /(the "Trust"), does hereby certify to the following:

   That, at a meeting of the Board of Trustees of the Trust on February 24, 2017, the Trustees of the Trust by resolution approved:

    (i)a change in the supplementary designation of the class with the alphabetical designation TTTT from BlackRock Developed Real Estate Index Fund to iShares Developed Real Estate Index Fund;

   (ii)a change in the supplementary designation of the class with the alphabetical designation SSSS from BlackRock Midcap Index Fund to iShares Russell Mid-Cap Index Fund;

  (iii)a change in the supplementary designation of the class with the alphabetical designation QQQQ from BlackRock MSCI Asia ex Japan Index Fund to iShares MSCI Asia ex Japan Index Fund;

   (iv)a change in the supplementary designation of the class with the alphabetical designation RRRR from BlackRock MSCI World Index Fund to iShares MSCI Developed World Index Fund;

    (v)a change in the supplementary designation of the class with the alphabetical designation XXXX from BlackRock Short-Term
       Inflation-Protected Securities Index Fund to iShares Short-Term TIPS Bond Index Fund;

   (vi)a change in the supplementary designation of the class with the alphabetical designation UUUU from BlackRock Small/Mid Cap Index Fund to iShares Russell Small/Mid-Cap Index Fund;

  (vii)a change in the supplementary designation of the class with the alphabetical designation VVVV from BlackRock Total Stock Market Index Fund to iShares Total U.S. Stock Market Index Fund;

 (viii)a change in the supplementary designation of the class with the alphabetical designation AAAAA from BlackRock Multifactor USA Index Fund to iShares Edge MSCI Multifactor USA Index Fund;

   (ix)a change in the supplementary designation of the class with the alphabetical designation BBBBB from BlackRock Multifactor International Index Fund to iShares Edge MSCI Multifactor Intl Index Fund;

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    (x)a change in the supplementary designation of the class with the alphabetical designation CCCCC from BlackRock Min Vol USA Index Fund to iShares Edge MSCI Min Vol USA Index Fund;

   (xi)a change in the supplementary designation of the class with the alphabetical designation DDDDD from BlackRock Min Vol EAFE Index Fund to iShares Edge MSCI Min Vol EAFE Index Fund;

  (xii)a change in the supplementary designation of the class with the alphabetical designation FFFFF from BlackRock USA Momentum Factor Index Fund to iShares Edge USA Momentum Factor Index Fund;

 (xiii)a change in the supplementary designation of the class with the alphabetical designation GGGGG from BlackRock USA Quality Factor Index Fund to iShares Edge MSCI USA Quality Factor Index Fund;

  (xiv)a change in the supplementary designation of the class with the alphabetical designation HHHHH from BlackRock USA Size Factor Index Fund to iShares Edge MSCI USA Size Factor Index Fund; and

   (xv)a change in the supplementary designation of the class with the alphabetical designation IIIII from BlackRock USA Value Factor Index Fund to iShares Edge MSCI USA Value Factor Index Fund;

   in each case effective as of June 19, 2017.

                          [SIGNATURE PAGE TO FOLLOW]

                                       2

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          Witness my hand and seal this 20th day of July 2017.

                                                         /s/ Benjamin Archibald
                                                         -----------------------
                                                           Benjamin Archibald
                                                               Secretary